UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2021

NISSAN AUTO LEASE TRUST 2021-A

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0001886591

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the Series Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE COMPANY LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-258304-02	87-6662208
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

On October 26, 2021 (the “Closing Date”), NILT LLC (defined below) created a separate series of limited liability company interest (the “2021-A Series”) in Nissan-Infiniti LT LLC, a Delaware limited liability company (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “2021-A Series Assets”) pursuant to the Limited Liability Company Agreement of Nissan-Infiniti LT, dated as of April 1, 2021, between Nissan Motor Acceptance Company LLC (“NMAC”), as servicer, NILT LLC, as member, and U.S. Bank National Association (“U.S. Bank”), as titling company registrar, as supplemented by a 2021-A Series Supplement dated as of the Closing Date (the “2021-A Series Supplement”).

Also on the Closing Date, NMAC, as servicer, NILT LLC, as member, and Nissan-Infiniti LT entered into a 2021-A Series Servicing Supplement, dated as of the Closing Date (the “2021-A Series Servicing Supplement”) and supplementing the Amended and Restated Servicing Agreement, dated as of April 1, 2021 (the “Servicing Agreement”), to provide for the servicing obligations of the 2021-A Series Assets. In connection with the creation of the 2021-A Series, Nissan-Infiniti LT issued to NILT LLC a certificate evidencing a 100 percent interest in the 2021-A Series (the “2021-A Series Certificate”).

On the Closing Date, NILT LLC sold the 2021-A Series Certificate to Nissan Auto Leasing LLC II (“NALL II”) pursuant to a Series Certificate Sale Agreement by and between NILT LLC, as transferor, and NALL II, as transferee. NALL II further sold the 2021-A Series Certificate to Nissan Auto Lease Trust 2021-A, a Delaware statutory trust (the “Issuing Entity”), pursuant to a Series Certificate Transfer Agreement by and between NALL II, as transferor, and the Issuing Entity, as transferee. The Issuing Entity was created pursuant to a Trust Agreement, dated as of October 4, 2021, as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, National Association (“WTNA”), as owner trustee (the “Owner Trustee”).

On the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of $123,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $396,000,000 aggregate principal amount of the Class A-2 Asset Backed Notes, $396,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes and $85,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes (collectively, the “Notes”). The Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of the Closing Date (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into that certain Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Leases and the Leased Vehicles.

The Notes, with an aggregate principal balance of $1,000,000,000 were sold to BofA Securities, Inc., as the representative of several underwriters (the “Underwriters”), pursuant to the Underwriting Agreement. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (Commission File No. 333-258304-01).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the 2021-A Series Supplement, as Exhibit 10.2 is the 2021-A Series Servicing Supplement, as Exhibit 10.3 is the Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.4 is the Trust Administration Agreement, as Exhibit 10.5 is the Series Certificate Transfer Agreement, as Exhibit 10.6 is the Series Certificate Sale Agreement and as Exhibit 10.7 is the Asset Representations Review Agreement.

ITEM 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of October 26, 2021, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

10.1	2021-A Series Supplement, dated as of October 26, 2021, by NILT LLC, as member of the titling company.

10.2	2021-A Series Servicing Supplement, dated as of October 26, 2021, by and among Nissan-Infiniti LT, as titling company, NILT LLC, as member, and NMAC, as servicer.

10.3	Amended and Restated Trust Agreement for the Issuing Entity, dated as of October 26, 2021, by and between NALL II, as transferor, and WTNA, as Owner Trustee.

10.4	Trust Administration Agreement, dated as of October 26, 2021, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

10.5	Series Certificate Transfer Agreement, dated as of October 26, 2021, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

10.6	Series Certificate Sale Agreement, dated as of October 26, 2021, by and between NILT LLC, as transferor, and NALL II, as transferee.

10.7	Asset Representations Review Agreement, dated as of October 26, 2021, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2021	NISSAN AUTO LEASING LLC II

	By:	/s/ Douglas E. Gwin, Jr.
	Name:	Douglas E. Gwin, Jr.
	Title:	Assistant Treasurer